UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported): August 12, 2011

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

0-4117-1	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Alliant Energy Corporation (“Alliant Energy”), Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL”, and together with Alliant Energy and IPL, the “Company”) announced the retirement of Dundeana K. Doyle, Senior Vice President – Energy Delivery (“Executive”), effective August 31, 2011. On August 12, 2011, the Compensation and Personnel Committee of the Board of Directors (the “Committee”) approved a retirement package that included, and the Company entered into, an Executive Agreement, which provides a cash payment of $291,400 and provides up to $10,000 in outplacement services or tuition reimbursement to Executive (the “Agreement”). Under the Agreement, Executive agreed to a one-year covenant not to compete, not to disparage the Company and to keep information regarding the Company confidential, and a general release. The Committee also approved an amendment to the Supplemental Retirement Plan Agreement (“SERP”) between Executive and Alliant Energy to vest payment of the supplemental benefit at age 53.5, which will result in a payment of approximately $1,535,000 to Executive. Any other payments due to Executive as a result of her retirement are payable pursuant to the terms of other previously existing arrangements and have not been changed in connection with her retirement. A copy of the Agreement is attached as Exhibit 10.1, and a copy of the amendment to the SERP is attached as Exhibit 10.2, to this Current Report on Form 8-K and both are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are being filed herewith:

(10.1) Executive Agreement between Company and Executive dated August 12, 2011

(10.2) Amendment to Supplemental Retirement Plan Agreement between Executive and Alliant Energy Corporation dated August 12, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: August 12, 2011	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: August 12, 2011	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: August 12, 2011	By:	/s/ Thomas L. Hanson
Thomas L. Hanson
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Executive Agreement between Company and Executive dated August 12, 2011

10.2	Amendment to Supplemental Retirement Plan Agreement between Executive and Alliant Energy Corporation dated August 12, 2011